UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2024

Cartica Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41198	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor

New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1-202-741-3677

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	CITEU	The Nasdaq Stock Market LLC

Class A Ordinary Share, par value $0.0001 per share	CITE	The Nasdaq Stock Market LLC

Redeemable Warrants	CITEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Preliminary Redemption Results

Cartica Acquisition Corp (the “Company” or Cartica) encourages its shareholders to vote in favor of the proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association, as amended, to change the date by which the Company must complete an initial business combination from April 7, 2024 to January 7, 2025 (or such earlier date as determined by the Company’s board of directors) (the “Extension”). As disclosed in the Company’s definitive proxy statement, initially filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2024, as supplemented by the proxy supplement filed with the SEC on March 25, 2024, a meeting of the Company’s shareholders to approve the Extension is scheduled to be held on April 3, 2024, at 1:00 p.m. Eastern Time. The Extension will provide the Company with additional time to complete its initial business combination.

As of 5:00 p.m., Eastern Time, on April 1, 2024, the redemption deadline, holders of 2,302,545 Class A ordinary shares included in the units sold in the Company’s initial public offering (the “public shares”) had elected to have their shares redeemed, resulting in 1,911,870 public shares remaining outstanding (excluding 4,750,000 Class A ordinary shares held by the Company’s sponsor converted from an equal number of Class B ordinary shares). As previously disclosed, in connection with the Extension, Cartica Acquisition Partners, LLC, the Company’s sponsor, has agreed to contribute to the Company as a loan (the “Contributions”) an aggregate of $40,000 for each month (commencing on April 7, 2024 and on the 7th day of each subsequent month) until January 7, 2025, or portion thereof, which amount will be deposited into the trust account. Based on the foregoing preliminary redemption results, each public share that was not redeemed in connection with the Extension will receive Contributions in cash of approximately $0.0209 per share per month after giving effect to such redemptions.

Shareholders may withdraw any election to have their public shares redeemed in connection with the Extension by 1:00 p.m. Eastern Time, on April 3, 2024. Shareholders who wish to withdraw redemptions should contact the Company’s transfer agent, Continental Stock Transfer & Trust Company, by email at spacredemptions@continentalstock.com.

Forward-Looking Statements

This report includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Extension, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the SEC, including Cartica’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under the heading “Risk Factors” and other documents Cartica has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Cartica expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

Cartica and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of Cartica in favor of the approval of the Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Cartica’s directors and officers in the definitive proxy statement dated March 5, 2024, as supplemented to date (the “Extension Proxy Statement”), which may be obtained free of charge from the sources indicated below.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension. This report shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

Cartica urges investors, shareholders and other interested persons to read the Extension Proxy Statement as well as other documents filed by Cartica with the SEC, because these documents will contain important information about Cartica and the Extension. Shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor: Advantage Proxy, Inc., PO Box 10904, Yakima, WA 98909, Attn: Karen Smith, e-mail: ksmith@advantageproxy.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cartica Acquisition Corp

Date: April 2, 2024	By:	/s/ Suresh Guduru
	Name:	Suresh Guduru
	Title:	Chairman and Chief Executive Officer